UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 21, 2013 (October 21, 2013)

MONAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-54166
(Commission File No.)

7365 Carnelian
Suite 119
Rancho Cucamonga, California 91730
(Address of principal executive offices and Zip Code)

213-985-1939
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 21, 2013, we entered into an agreement with John A. McDonald to acquire all of the membership interests of National Leasing & Brokerage LLC, a Nevada Limited Liability Company (“National”).  National’s headquarters are located at 7365 Carnelion Street, Suite 119, Rancho Cucamonga, CA 91730-1156.  National is engaged in the business of drive-away logistics management services utilizing independent contractor drivers.

ITEM 7.01         REGULATION FD DISCLOSURE.

On October 21, 2013, we announced entering into an agreement with John A. McDonald to acquire all of the membership interests of National Leasing & Brokerage LLC, a Nevada Limited Liability Company.

ITEM 9.01         EXHIBITS.

Exhibit	Document Description

10.1	Stock Exchange Agreement with National Leasing & Brokerage LLC.
99.1	Press Release – October 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of October, 2013.

MONAR INTERNATIONAL INC.

BY:	ROBERT CLARKE
Robert Clarke
President